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                                                                   EXHIBIT 23(d)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of BB&T Corporation of our report dated January 21, 2000 from BankFirst Corporation's 1999 annual report on Form 10-K. We also consent to the reference to us under the heading "Experts" in the Registration Statement.



/s/ Crowe, Chizek and Company LLP
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Crowe, Chizek and Company LLP

Louisville, Kentucky

October 18, 2000